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                                                                    Exhibit 10.6


LEASE

This Lease, made in Kent, Washington this 5th day of June, 1996 between

         Century Development Co., A Partnership

hereinafter referred to as "Lessor", and

                         International Knife & Saw, Inc.

hereinafter referred to as "Lessee",

WITNESSETH:

         1. Lessor does hereby lease to Lessee and Lessee does hereby lease from Lessor, those premises situated in the City of Kent, King County, Washington described as follows:

Lot 4, Short Plat 78-6, recorded under Auditor's File No. 7812010494, and correction of Auditor's File No. 7808240873, ALL in the N.W. Quarter, of Section 1, Township 22 North, Range 4 East, King County, Washington.

Situate in the County of King, State of Washington
Commonly known as 7031 S. 196th St., Bay 4, Kent, WA 98032 hereinafter called "Premises".

         2. Term. The term of this lease shall be for 364 days (intended to be less than one year) and shall commence on the 1st day of June, 1996 and shall end on the 30th day of May, 1997 inclusive.

         3. Rent. Lessee covenants and agrees to pay Lessor as rental for bay 4 consisting of 4000 square feet a monthly rental of $1580.00 in lawful money of the United States in advance of the first day of each calendar month of the lease term, beginning on the 1st day of June, 1996 to Lessor at the place designated in paragraph 16 or at such other place as Lessor may hereafter designate. The rent quoted is exclusive of any sales, franchise, business or occupation or other taxes based on rents and should any such tax apply, or be enacted during the life of this lease, the rent shall be increased by such amount.

         3A. Impound Account. The impound account consists of items No. 30 and 31 of this lease. The monthly impound amount is $316.00. If necessary this amount will be adjusted each year in April to reflect any changes in impound expenses.

         4. Consideration. As partial consideration for the execution of this lease, the Lessee has this day paid the sum of $1896.00, of which $1580.00 is the first months rent, and $316.00 is payment into the monthly impound account as per items No. 30 and No. 31 of this lease.

         5. Security Deposit. Lessee has previously paid to Lessor the amount of $1793.00 as security for the performance by Lessee of every covenant and condition of this lease. This deposit shall not bear interest. If Lessee shall default with respect to any covenant or condition of this lease, including, but not limited to, the payment of rent, Lessor may apply the whole or part of such security deposit to the payment of any other sum which Lessor may be required to spend by reason of Lessee's default. In such event, Lessee shall, immediately upon demand by Lessor, pay to Lessor the amount necessary to restore the full amount of the original security deposit required herein. If Lessee complies with all of the covenants and conditions of this lease, the security deposit or any balance thereof shall be returned to Lessee (or, at the option of Lessor, to the last assignee of Lessee's interest in this lease) within twenty (20) days after the expiration of the lease term.

         6. Repairs. The premises have been inspected by Lessee and by entry hereunder Lessee accepts the premises as being in good, sanitary order, condition and repair. Lessee shall, at Lessee's sole cost and expense, at all times keep the premises neat, clean, sanitary, and in a good condition and state of repair. Lessee's duty to repair shall include without limitation the replacement of glass of all windows and doors as may become cracked or broken, and except for reasonable wear and tear and damage by fire or other unavoidable casualty, shall at all times preserve the premises in as good repair as they now are or may hereafter be put. Lessee hereby waives all rights to make any repairs at the expense of Lessor as may be provided by law, statute or ordinance nor or hereafter in effect. Lessee's responsibility to repair shall not include the roof, or the structural portions of exterior walls and foundation, unless the need for repair for these items results or arises from negligence of Lessee, his agents or employees, or as a result of illegal entry by employee's or agents or disgruntled ex-employees of Lessee. It is specifically understood and agreed that Lessor has no obligation and has made no promises to alter, remodel, improve, repair, decorate or paint the premises or any part hereof and that no representations respecting the condition of the premises or the building of which the premises are a part have been made by Lessor to Lessee except as specifically herein set forth.

         Lessee shall upon the expiration or sooner termination of this Lease, quit and surrender the premises to Lessor without notice in the same condition as when received, ordinary wear and tear excepted, and in a neat, broom-clean condition delivering up to Lessor all keys belonging to said premises.


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         7. Utilities. Lessee hereby covenants and agrees to pay all charges for heat, electricity, water, sewer, Metro and garbage, and for all other public utilities which shall be used in or charged against the leased premises during the full term of this lease. Lessee shall keep garbage receptacles inside leased premises except on day of garbage collection. Lessor shall not be liable for the failure of any such services for any reason whatsoever. In the event the leased premises are part of a building or larger premises to which such charges are charged as a whole, with the consent of Lessor, then Lessee agrees to pay upon demand, a proper and fair share of said charges.

         8. Accidents. All personal property of said leased premises shall be at the risk of Lessee. Lessor or Lessor's agents shall not be liable for any damage, either to person or property, sustained by Lessee or others, caused by any defects now in said premises or hereafter occuring therein, or due to the building in which the leased premises are situate, or any part or appurtenance thereof, becoming out of repair, or caused by the bursting or leaking of water, gas, sewer or steam pipes, or from any act of negligence of employees, co-tenants or other occupants of said building. Lessee agrees to defend and hold Lessor harmless from any and all claims for damages suffered or alleged to be suffered in or about the leased premises by any person, firm or corporation.

         9. Care of Premises. The Lessor shall not be called upon to make any improvements or repairs of any kind whatsoever upon said premises, and said premises shall at all times be kept and used in accordance with the laws of the State of Washington and applicable City and County ordinances, and in accordance with all the directions, rules and regulations of the health officer, fire marshal, building inspector, or their public officials or departments, at the sole cost and expense of said Lessee; Lessee will not overload and will permit no waste, damage or injury to the premises, and at Lessee's own cost and expense will keep all drainage pipes free and open and will protect water, heating and other pipes so that they will not freeze or become clogged, and will repair all leaks, and will also repair all damages caused by leaks or by reason of Lessee's failure to protect and keep free, open and unfrozen any of the pipes and plumbing on said premises. Lessee shall be liable for the removal of ice and snow from the sidewalk in front of and about said premises.

         10. Use. The premises are to be used for the purpose of conducting therein cutting tool knife and saw repair and for no other purpose without the written consent of the Lessor. The Lessee shall conduct and carry on in said premises, continuously during each and every business day of the term hereof, the business for which said premises are leased, and shall not use the premises for illegal purposes. The Lessee agrees that no stock of goods will be carried, or anything done in or about the premises which will increase the present rate of insurance. In the event that Lessee's usage shall cause an increase in the rates or rating, then, in that event, the Lessee shall pay for any resulting increase in addition to his pro-rata share of the existing policy. Lessee agrees that it has determined to Lessee's satisfaction that the premises can be used for the purpose for which they are leased and waives any right to terminate this lease in the event the premises cannot be used for such purposes or for any reason may not be used for such purposes during the term of the lease.

         11. Liens and Insolvency. Lessee shall keep the leased premises and the property in which the leased premises are situated, free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. In the event Lessee becomes insolvent, voluntary or involuntary bankrupt or a receiver assignee, or other liquidating officer is appointed for the business of the Lessee, then the Lessor may cancel this lease at Lessor's option.

         12. Assignment and Subletting. Lessee shall not assign this lease in whole or in part, nor sublease all or any part of the premises, nor permit other persons or entities to occupy said premises or any part thereof, nor grant any license or concession for all or any part of the premises, without the prior written consent of Lessor, which consent shall not be unreasonably withheld. However, Lessor may specifically withhold consent if the proposed transferee's projected use of the premises involves the use, storage, generation or disposal of Hazardous Substances as defined in the Hazardous Substances paragraph of this Lease. Any consent by Lessor to an assignment or subletting of this lease shall not constitute a waiver of the necessity of obtaining such consent as to any subsequent assignment. An assignment or transfer for the benefit of Lessee's creditors or otherwise by operation of law shall not be effective to transfer or assign Lessee's interest under this lease unless Lessor shall have first consented thereto in writing. Neither Lessee's interest in this lease, nor any estate created hereby in Lessee nor any interest herein or therein, shall pass to any trustee or receiver or assignee for the benefit of creditors or otherwise by operation of law except as may specifically be provided in the Bankruptcy Code. As applicable, if any of the corporate shares of stock of Lessee are transferred, or if any partnership interests of Lessee are transferred, by sale, assignment, bequest, inheritance, operation of law or otherwise, so as to result In a change of the control, assets, value, ownership or structure of Lessee, the same shall be deemed an assignment for the purposes of this paragraph and shall require Lessor's prior written consent. Lessee shall give thirty (30) days advance written notice to Lessor of any such change or proposed change.

         13. Access. Lessee will allow Lessor or Lessor's agents free access at reasonable times to said premises for the purpose of inspections or of making repairs, additions or alterations to


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the premises or any property owned by or under control of Lessor, but this right shall not be construed as an agreement on the part of Lessor to make any repairs, all of such repairs to be made by Lessee as aforesaid. The Lessor shall have the right to place and maintain "For Rent" signs in a conspicuous place on said premises for thirty days prior to the expiration of this lease.

         14. Possession. If for any reason, including damage to the leased premises by fire or other casualty, Lessor is unable to deliver possession of said premises to Lessee at the commencement of the lease term, the Lessor shall not be liable for any damage caused thereby to Lessee nor shall this lease thereby become void or voidable nor shall the term of this lease be in any way extended, but in such event Lessee shall not be liable for any rent hereunder until such time as Lessor can deliver possession. If possession is delivered between the beginning and end of a month, the rent, or minimum rent, as the case may be, for said month shall be adjusted proportionately for the days of said month during which Lessee is not in possession.

         15. Fire and Other Casualty. In the event the premises are destroyed or damaged by fire, earthquake or other casualty of such an extent as to render the same untenantable in whole or in a substantial part thereof, it shall be optional with the Lessor to rebuild or repair the same; and after the happening of any such contingency the Lessee shall give the Lessor immediate notice thereof. Lessor shall have ninety (90) days after the date of such notification, to notify the Lessee in writing of Lessor's intentions to rebuild or repair said premises, or the part so damaged as aforesaid, and if Lessor elects to rebuild or repair said premises, Lessor shall prosecute the work of such rebuilding or repairing without unnecessary delay, and during such period the rent of said premises shall be abated in the same ratio that the portion of the premises rendered for the time being unfit for occupancy shall bear to the whole of the leased premises. If the Lessor shall fail to give the notice aforesaid, Lessee shall have the right to declare this lease terminated by written notice served upon the Lessor.

         In the event the building in which the premises hereby leased are located; shall be destroyed or damaged by fire, earthquake, or other casualty (even though the premises hereby leased shall not be damaged thereby) to such an extent that in the opinion of Lessor it shall not be practicable to rebuild or repair, then it shall be optional with the Lessor to terminate this lease by written notice served on Lessee within sixty (60) days after such destruction or damage.

         16. Notices. All notices to be given hereunder to either party shall be in writing and shall be either personally delivered to the other party or mailed by first class, registered mail, return receipt requested, postage prepaid, to the other, addressed to the parties as follows:

Lessor: Century Development         Lessee: International Knife & Saw, Inc.
         19637 70th Ave. S.         PO Box 752006
         Kent, WA 98032-1138        Cincinnati, OH 45275-2006

         Any notice (s) or other instruments or documents personally delivered to the other party shall be deemed received on the date of such delivery. Delivery and receipt shall be deemed accomplished If delivery is made to an employee, officer, director or other agent of the other party at the appropriate address set forth hereinabove.

         Any notice (s) or other instruments or documents sent by mail in accordance with the above provisions shall be conclusively deemed and considered as received by the other party on the third (3rd) day from the date such mailed notice is deposited with the United States postal service.

         17. Governmental Fees. All fees, taxes, and other governmental charges payable to the City, County, State or other governmental entity, during the life of this lease shall be paid by Lessee.

         18. Signs. Lessee shall not attach to the premises any canopies or awnings of any description whatsoever or inscribe or maintain on the premises any signs, which in the judgement of the Lessor are objectionable; and upon the written direction of Lessor so to do, Lessee shall promptly remove any such objectionable canopies, awnings and signs. Without the written approval of Lessor, no bracket for any such canopies, awnings or signs and no conduits for the same shall be erected, placed or prepared for if the same involves the boring of any holes or any other physical disturbance of the front, ceiling, wails, showcases or floors of said premises.

         Unless otherwise provided in a rider to this lease, the use of the outside area of the walls and the roof of said premises or the building in which said premises are located, is reserved under Lessor who shall have the right to utilize the same for any purposes desired including sign purposes; provided however, that said reservation shall not extend to the front or fronts of said premises.

         19. Alterations and Trade Fixtures. Lessee shall not make any alterations, additions or improvements in said premises without the consent of Lessor in writing first had and obtained, and all alterations, additions, and improvements which shall be made, shall be at the sole cost and expense of Lessee, and shall become the property of the Lessor and shall remain in and be surrendered with the premises as a part thereof at the termination of the lease, without disturbance, molestation, or injury. All alterations, additions, and improvements will be accomplished In a good and workmanlike manner, in conformity with all applicable laws and


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regulations and by a contractor approved by Lessor.

         Upon the termination of this lease, Lessee shall surrender the premises to Lessor, broom clean and in the same condition as received except for ordinary wear and tear which Lessee was not otherwise obligated to remedy under any provision of this lease. In addition, Lessor may require Lessee to remove any alterations, additions or improvements (whether or not made with Lessor's consent) prior to the termination or this lease and to restore the premises to its prior condition, all at Lessee's expense.

         Trade fixtures shall not be deemed alterations, additions or improvements unless the removal of the same would do material damage to the premises and if Lessee removes trade fixtures, Lessee shall restore the premises to the original condition. In no event, however, shall Lessee remove any of the following materials or equipment without Lessor's prior written consent; any power wiring or power panels; lighting or lighting fixtures; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; or other similar building operating equipment and decorations.

         20. Remedies in Default. Time is of the essence hereof. If any rents above reserved, or any part thereof, shall be arid remain unpaid when the same shall become due, or if Lessee shall violate or default in any of the covenants and agreements herein contained then the Lessor may terminate this lease upon giving the notice required by law, and reenter said premises, but not withstanding such reentry by the Lessor, the liability of the Lessee for the rent provided for herein shall not be extinguished for balance of the term of this lease, and Lessee covenants and agrees to make good to Lessor any deficiency arising from a reentry and reletting of the premises at a lessor rental than hereby agreed to. The Lessee shall pay such deficiency each month as the amount thereof is ascertained by the Lessor.

         Lessee shall pay to Lessor in the event of such reletting, as soon as ascertained, the costs and expenses incurred by Lessor in such reletting including without limitation advertising costs, prorated share of real estate commissions, completion of construction and tenant improvements necessary for the new lessee or in making such alterations and repairs as to put the premises in as good a leasable condition as when Lessee entered this Lease.

         Lessor shall have the right, at Lessor's option, to suspend or discontinue any services or obligations otherwise required of Lessor in this Lease, during the continuance of any default or breach and such suspension or discontinuance shall not be deemed or construed to be an eviction or ejection of Lessee.

         No receipt of money by the Lessor from the Lessee after the termination of the lease in any way, or after giving of any notice, shall reinstate, continue or extend the term of this lease or affect any notice given to the Lessee prior to receipt of such money. The foregoing remedy of the Lessor shall not be exclusive, but shall be cumulative and in addition to all remedies now or hereafter allowed by law or elsewhere provided.

         21. Attorney's Fees. Should it be necessary for either party to enforce their rights under this instrument, then in the event of the use of attorneys, whether or not there is a lawsuit, the prevailing party shall be entitled to recover and collect all costs and reasonable attorneys' fees. In the event of litigation all costs and reasonable attorneys' fees shall be determined by the court resolving the litigation. Costs and reasonable attorney's fees shall include without limitation all consultations with attorneys, bankruptcy fees, filing fees, costs of serving all pleadings and documents, copying expenses, costs of depositions (including court reporters fees and transcription costs), discovery, expert witness fees and costs, and all time spent by the prevailing party's attorneys in handling and preparation of the case while pending and for trial, and during any appeals. As used herein, "prevailing party" means the party in whose favor a final Judgment is rendered.

         Further, after award or judgment is entered the prevailing party shall be fully entitled to recover against the losing party all future costs, attorneys' fees and all expenses which may be incurred in collecting upon and/or enforcing the award or judgment, including without limitation bond costs, sheriff's fees, filing and/or court fees, and all time spent by attorneys on behalf of the prevailing party in handling and pursuing collection/enforcement of the award or judgment. The prevailing party, shall be entitled to provisions in any such award or judgment which set forth the within collection or enforcement rights to future costs and fees.

         22. Governing Law/Venue/Jurisdiction. This Lease shall be governed by and construed under the laws of the State of Washington. Further, should civil suit be filed by either party, venue and jurisdiction may lie and be proper in King County, Washington, regardless of business or resident address of the Lessee at the time of filing and regardless of where this document was executed.

         23. Advice of Counsel. Lessee acknowledges he has been fully advised that this Lease has been drafted by Lessor and/or its attorney. Further, Lessee acknowledges that he has been given the opportunity to consult with independent counsel as to the meaning and effect of the terms and conditions of this Lease. Lessee has either done so or has chosen not to avail himself of the opportunity and now knowingly enters into this Lease.

         24. Non-Waiver of Breach. The failure of the Lessor to insist upon strict performance of any of the covenants and agreements of this lease, or to exercise any option herein conferred in any one or more instances, shall not be construed as a waiver or relinquishment of any such or any other covenant or agreement, but the same shall be and remain in full force and effect

         25. Removal of Property. In the event of any entry in, or taking possession of, the



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leased premises as aforesaid, the Lessor shall have the right, but not the obligation, to remove from the leased premises, all personal property located therein, and may place the same in storage at a public warehouse at the expense and risk of the owners thereof.

         26. Heirs and Assigns. Subject to the provisions hereof pertaining to assignment and subletting, the covenants and agreements of this lease shall be binding upon the heirs, legal representatives, successors and assigns of any or all the parties hereto.

         27. Eminent Domain. Should the demised premises, or a substantial portion of the demised premises, be taken or condemned by any authority, either party hereto, after at least thirty, (30) days written notice to the other, may terminate this lease from the date of such actual taking of possession; but whether the lease be so terminated or not, the entire amount received for such taking, including severance damage, whether by settlement, purchase price in lieu of condemnation, or formal Court action, including severance damages, shall be payable to the Lessor, and the Lessee shall not participate therein. Lessee's liability for rent shall cease as of the date of such taking of the leased premises and the Lessor shall refund the amount of rent paid in advance by the Lessee calculated at the daily rate based upon the monthly rental then in effect. Should both parties hereto elect to continue the lease in effect, despite any such condemnation, the balance of the rent accruing after the date Lessee is deprived of possession (of each installment of such balance) shall be reduced in the proportion that the amount of space taken by any such proceeding bears to the total amount of space covered by this lease.

         28. Holdover. If the Lessee shall, without the written consent of Lessor, hold over after the expiration of the term of this lease, such tenancy shall be for an indefinite period of time on a month to month tenancy, which tenancy may be terminated as provided by the laws of the State of Washington. During such tenancy Lessee agrees to pay the Lessor double the rental rate as set forth herein, unless a different rate is agreed upon, and to be bound by all the terms, covenants and conditions as herein specified, so far as applicable.

         29. Waiver of Subrogation Rights. The parties hereto do each herewith and hereby release and relieve the other of them from any and all liability for damage to the property of either of them which is or might be incident to or the result of fire or any other casualty (excluding hazardous materials) against which either party is insured, and do hereby waive any and all right of recovery therefore other than for any such losses that may be occasioned by either party's willful, wanton or premeditated conduct.

         30. Taxes, Insurance and Maintenance. Property taxes, loss or damage insurance, liability and loss of income insurance and maintenance expenses and costs for the building and its parking lot, sidewalks and other common areas will be prorated and paid by Lessee on the basis of square footage held by the Lessee in relationship to the square footage of the entire building. This will be payable to the Lessor each month as an impound account. Any shortages or overages will be charged or credited each year in April. At this time the impound account will be adjusted if necessary to reflect any increase or decrease in the impound expenses.

         31. Utilities and Storm Drain. All utilities, including without limitation, water and sewer costs, City of Kent storm drain charges, and the power for outside security lights, will be prorated over the entire building on the basis of square footage held by the Lessee in relationship to the square footage of the entire building. This will be payable to the Lessor each month as an impound account. Any shortages or overages will be charged or credited each year in April. At this time the impound account will be adjusted if necessary to reflect any increase or decrease in the impound expenses.

         32. Subordination, Attornment. This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust or any other security now or hereafter placed upon the real property and/or improvements of which the premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof.

         In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Lessor covering the Premises, the Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease.

         The provisions of this Article to the contrary, nevertheless provide so long as the Lessee is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

         Lessee agrees to make reasonable modifications of the Lease provisions as may be requested by lenders with a security interest in the property, provided such modifications do not materially alter the business terms of the Lease and do not negatively impact Lessee's material rights hereunder.

         33. Interest and Late Charges. If Lessee shall fail to pay when due and payable any rent or other amounts or charges which Lessee is obligated to pay under the terms of this Lease, such unpaid amounts shall bear interest at the rate of eighteen percent (18%) per annum or the maximum rate allowed in the state where the Premises are located, whichever is greater. In addition to such interest, Lessee acknowledges that the late payment of any monthly installment of Base Rent or Adjusted Base Rent may cause Lessor to incur costs and expenses not contemplated under this Lease, including but not limited to administrative and collection costs, processing and accounting expenses, and late charges which may be imposed on Lessor by any Ground Lease, Mortgage or Trust Deed encumbering the property, the exact amount of

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which is extremely difficult to fix. Therefore, if any such installment is not received by Lessor within fifteen (15) days from the date such installment is due, Lessee shall pay Lessor a late charge equal to ten percent (10%) of such installment. Lessor and Lessee agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Lessor for the loss suffered by such nonpayment by Lessee. Acceptance of any late charge shall not constitute a waiver of Lessee's default with respect to such nonpayment by Lessee nor prevent Lessor from exercising any other rights or remedies available to Lessor under this Lease.

         34. Hazardous Substances. If Hazardous Substances are used, stored, generated or disposed of on or in the premises, or if the premises become contaminated in any manner by Lessee, Lessee's agents, employees, contractors or invitees, for which Lessee is legally liable, Lessee shall indemnify and hold harmless the Lessor from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including without limitation a decrease in value of the premises, damages due to loss or restriction of rentable or useable space, or any damages due to adverse impact on marketing of the space, and any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees) arising during or after the lease term and arising as a result of such contamination by Lessee. This indemnification includes without limitation any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a federal, state or local agency or political subdivision. Without limitation of the foregoing, if Lessee causes or permits the presence of any Hazardous Substance on the premises and such results in contamination, Lessee shall immediately notify Lessor of such contamination and at its sole expense, the Lessee shall take any and all necessary actions to return the premises to the condition existing prior to the presence of any such Hazardous Substance on the premises. Lessee shall first obtain Lessor's approval for any such remedial action.

         Lessee's obligations shall survive the expiration or termination of this Lease. Lessee's breach of this paragraph shall constitute a material default under this lease.

         As used herein, "Hazardous Substance" means any substance which is toxic, ignitable, reactive, or corrosive and which is regulated by any local government, the State of Washington, or the United States government. Further, "Hazardous Substance" includes any and all material or substances which are defined as "hazardous waste", "extremely hazardous waste" or a "hazardous substance" pursuant to state, federal or local governmental law. "Hazardous substance" includes without limitation asbestos, polychlorobiphenyis ("PCB's") and petroleum.

         35. Brokers. Lessee warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease excepting only none, and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

         36. Construction of Agreement. In the event of a controversy or dispute, the terms of this Agreement are to be construed in an evenhanded fashion as between the parties hereto in accordance with the laws of the jurisdiction in which the situation forming the basis for the controversy arose. Where the language of this Agreement is deemed to be ambiguous or otherwise unclear, the issue shall be resolved in a manner most consistent with the relevant terms of the Agreement without regard to authorship of the language and without any presumption or arbitrary interpretation or construction in favor of any one of the parties.

         37. Severability. In case any one or more of the provisions contained in this Lease shall be held invalid by a court of competent jurisdiction, that shall in no way affect the legality and enforceability of the remaining provisions contained herein.

         38. Authority. If Lessee is a corporation, trust or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership. Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

         39. Riders. The riders, if any, attached hereto, are made a part of this lease and by this reference incorporated herein.


(LESSOR)                                    (LESSEE)

Century Development Co., A Partnership      International Knife & Saw, Inc.

By: Randy Small-Partner                     By:

Signed:                                     Signed: /s/ E.J. BRENT
       -------------------------------              -----------------------
                                                    E.J. Brent, Treasurer

Address: 19637 70th Avenue South            Home Address:
City & State: Kent, WA 98032-1138           City & State:
Business Phone: 395-0239                    Business Phone: 872-0768
Home Phone: 630-3418                        Home Phone:
Source: renewal                             Walter Smith 360-668-2607


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